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                                                                    Exhibit 10.3
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                               OBJECT DESIGN, INC.

                         1996 INCENTIVE AND NONQUALIFIED
                                STOCK OPTION PLAN

SECTION 1.      PURPOSE

      This 1996 Incentive and Nonqualified Stock Option Plan (the "Plan") is intended as a performance incentive for officers and employees of Object Design, Inc., a Delaware corporation (the "Company"), or its Subsidiaries (as hereinafter defined) and for certain other individuals providing services to or acting as Directors of the Company or its Subsidiaries, to enable the persons to whom options are granted (an "Optionee" or "Optionees") to acquire or increase a proprietary interest in the Company and its success. The Company intends that this purpose will be effected by the granting of incentive stock options ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and other stock options ("Nonqualified Options") under the Plan. The term "Subsidiaries" means any corporations in which stock possessing 50% or more of the total combined voting power of all classes of stock of such corporation or corporations is owned directly or indirectly by the Company.

SECTION 2.      OPTIONS TO BE GRANTED AND ADMINISTRATION

      2.1. OPTIONS TO BE GRANTED. Options granted under the Plan may be either Incentive Options or Nonqualified Options. If an option is intended to be an Incentive Option, and if for any reason such option (or any portion thereof) shall not qualify as an Incentive Option, then, to the extent of such nonqualification, such option (or portion thereof) shall be regarded as a Nonqualified Option appropriately granted under the Plan provided that such option (or portion thereof) otherwise meets the Plan's requirements relating to Nonqualified Options.

      2.2. ADMINISTRATION. This Plan shall be administered by the Compensation Committee or any other committee of the Board of Directors of the Company (the "Board"), consisting of two or more "Outside Directors" (such committee may hereinafter be referred to as the "Plan Administrator"). As used herein, the term "Outside Director" means any Director who: (i) is not an employee of the Company or of any "affiliated group" (as such term is defined in Section 1504(a) of the Code) which includes the Company (an "Affiliate"); (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year; (iii) has not been an officer of the Company or any Affiliate; and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a Director.


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      Except as specifically reserved to the Board under the terms of the Plan, the Plan Administrator shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. This authority includes, but is not limited to: (i) the power to grant options conditionally or unconditionally; (ii) the power to prescribe the form or forms of the instruments evidencing options granted under this Plan; (iii) the power to interpret the Plan; (iv) the power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe regulations for interpretation, management and administration of the Plan; (v) the power to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose; (vi) the power to make, in its sole discretion, changes to any outstanding option granted under the Plan, including the power to reduce the exercise price, to accelerate the vesting schedule, or to extend the expiration date; and (vii) the power to engage the services of persons or organizations in furtherance of the Plan's purpose, including but not limited to banks, insurance companies, brokerage firms and consultants.

      In addition, as to each option, the Plan Administrator shall have full and final authority, in its sole discretion: (i) to determine the number of shares subject to each option; (ii) to determine the time or times at which options will be granted; (iii) to determine the conditions on which options will be granted or may be exercised; (iv) to determine the option price for the shares subject to each option, which price shall be subject to the applicable requirements, if any, of Section 5.1(c) hereof; and (v) to determine the time or times when each option shall become exercisable and the duration of the exercise period, which shall not exceed the limitations specified in Section 5.1(a).

      No member of the committee serving as Plan Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder.

      2.3. APPOINTMENT AND PROCEEDINGS OF COMMITTEE. The Board may, from time to time, appoint members of the committee serving as Plan Administrator in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, in such committee; provided, however, that each such appointee will be an Outside Director, as described in Section 2.2. The committee serving as Plan Administrator shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of such committee shall require the affirmative vote of a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.

SECTION 3.      STOCK

      3.1. SHARES SUBJECT TO PLAN. The stock subject to the options granted under the Plan shall be shares of the Company's authorized but unissued common stock, par value $.001 per share ("Common Stock"), or shares of the Company's Common Stock held in treasury. The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 2,700,000 shares of Common Stock, PROVIDED, HOWEVER, that (a) prior to the first anniversary of the adoption of the Plan, no more than an aggregate maximum of 1,200,000 shares may be issued pursuant to options granted under the

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Plan, (b) prior to the second anniversary of the adoption of the Plan, no more than an aggregate maximum of 1,500,000 shares may be issued pursuant to options granted under the Plan, (c) prior to the third anniversary of the adoption of the Plan, no more than an aggregate maximum of 1,800,000 shares may be issued pursuant to options granted under the Plan, (d) prior to the fourth anniversary of the adoption of the Plan, no more than an aggregate maximum of 2,100,000 shares may be issued pursuant to options granted under the Plan, (e) prior to the fifth anniversary of the adoption of the Plan, no more than an aggregate maximum of 2,400,000 shares may be issued pursuant to options granted under the Plan. After the fifth anniversary of the adoption of the Plan, no more than an aggregate maximum of 2,700,000 shares may be issued pursuant to options granted under the Plan. Such number of shares shall be subject to adjustment as provided in Section 7 hereof.

      3.2. LAPSED OR UNEXERCISED OPTIONS. Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option shall be restored to the Plan and shall again become available for the grant of other options under the Plan.

      3.3. LIMITATION ON GRANTS. In no event may any Plan participant be granted options with respect to more than 500,000 shares of Common Stock in any fiscal year. The number of shares of Common Stock issuable pursuant to an option granted to a Plan participant in a fiscal year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such fiscal year. In addition, if the exercise price of an option is subsequently reduced, the transaction shall be deemed a cancellation of the original option and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the fiscal year of each respective transaction.

SECTION 4.      ELIGIBILITY

      4.1. ELIGIBLE OPTIONEES. Incentive Options may be granted only to officers and other employees of the Company or its Subsidiaries, including members of the Board who are also employees of the Company or a Subsidiary. Nonqualified Options may be granted to officers or other employees of the Company or its Subsidiaries, to members of the Board or the Board of Directors of any Subsidiary whether or not employees of the Company or such Subsidiary, and to consultants and other individuals providing services to the Company or its Subsidiaries.

      4.2. LIMITATIONS ON 10% STOCKHOLDERS. No Incentive Option shall be granted to an individual who, at the time the Incentive Option is granted, owns (including ownership attributed pursuant to Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary of the Company (a "greater-than-10% stockholder"), unless such Incentive Option provides that (i) the purchase price per share shall not be less than 110% of the fair market value of the Common Stock at the time such Incentive Option is granted, and (ii) that such Incentive Option shall not be exercisable to any extent after the expiration of five years from the date on which it is granted.

      4.3. LIMITATION ON EXERCISABLE OPTIONS. The aggregate fair market value (determined at the time the Incentive Option is granted) of the Common Stock with respect to

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which Incentive Options are exercisable for the first time by any person during any calendar year under the Plan and under any other option plan of the Company (or a parent or subsidiary as defined in Section 424 of the Code) shall not exceed $100,000. Any option granted in excess of the foregoing limitation shall be specifically designated as being a Nonqualified Option.

      4.4. OPTION GRANTS TO DIRECTORS. As compensation for services to the Company, each Director of the Company who is not an employee of the Company (an "Outside Director") and who (a) is a member of the Board immediately after the closing of the Company's initial public offering and at the time of such closing holds no outstanding stock option granted to such Director in his or her capacity as a Director (a "Prior Option") or (b) is elected to the Board after the closing of the Company's initial public offering shall automatically be granted, immediately after the closing of the Company's public offering or upon his or her initial election, as the case may be, a Nonqualified Option (an "Initial Option") to purchase 25,000 shares of Common Stock of the Company, vesting in equal installments on the first three anniversaries of the date of grant (provided that the Optionee is then a Director of the Company). In addition, immediately following each annual meeting of stockholders of the Company or special meeting in lieu thereof, there shall automatically be granted to each Outside Director reelected at or remaining in office after such meeting a fully-vested Nonqualified Option to purchase 3,500 shares of Common Stock; PROVIDED that no such automatic grant shall be made to any Outside Director who at the time of such meeting holds any outstanding Initial Option or Prior Option that is not fully vested, unless at least two annual meetings of stockholders of the Company or special meetings in lieu thereof have intervened between the closing of the Company's initial public offering (or, if later, the date of the initial election of such Outside Director) and the meeting following which such automatic grant would occur. Each Nonqualified Option granted to an Outside Director pursuant to this Section 4.4 shall expire on the tenth anniversary of the date of grant. The exercise price of each Nonqualified Option granted pursuant to this Section 4.4 shall be equal to the fair market value of the Common Stock on the date the Nonqualified Option is granted, such fair market value to be determined in accordance with the provisions of Section 5.1(c).

SECTION 5.      TERMS OF THE OPTION AGREEMENTS

      5.1. MANDATORY TERMS. Each option agreement shall contain such provisions as the Plan Administrator shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

            (a) EXPIRATION. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not be later than the tenth anniversary of the date on which the option was granted (fifth anniversary in the case of an Incentive Option granted to a greater-than-10% stockholder).

            (b) EXERCISE. Each option shall be exercisable in full or in installments (which need not be equal) and at such times as designated by the Plan Administrator. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.

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            (c) PURCHASE PRICE. The purchase price per share of the Common Stock under each Incentive Option shall be not less than the fair market value of the Common Stock on the date the option is granted (110% of the fair market value in the case of a greater-than-10% stockholder). The price at which shares may be purchased pursuant to Nonqualified Options shall be specified by the Plan Administrator at the time the option is granted, and shall be not less than fair market value of the shares of Common Stock on the date such Nonqualified Option is granted. For the purpose of the Plan, the fair market value of the Common Stock shall be the closing price per share on the date of grant of the option as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the National Association of Securities Dealers Automated Quotation System, Inc. ("Nasdaq"), or, if the
Common Stock is not quoted on Nasdaq, the fair market value as determined by the Plan Administrator.

            (d) TRANSFERABILITY OF OPTIONS. Options granted under the Plan and the rights and privileges conferred thereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or any right or privilege conferred hereby, contrary to the provisions of the Plan, or upon the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, such option shall thereupon terminate and become null and void.

            (e) TERMINATION OF EMPLOYMENT OR DISABILITY OR DEATH OF OPTIONEE. Except as may be otherwise expressly provided in the terms and conditions of the option granted to an Optionee:

                (i) Options granted hereunder shall terminate on the earliest to occur of:

                      (A) the date of expiration thereof;

                      (B) the date of termination of the Optionee's employment with or performance of services for the Company by the Optionee for any reason (other than as a result of retirement, death or permanent and total disability of the Optionee) or by the Company for cause (as hereinafter defined);

                      (C) thirty days after the date of termination of the Optionee's employment with or performance of services for the Company upon retirement or by the Company without cause (other than as a result of death or permanent and total disability of the Optionee);

                      (D) twelve months after the date of termination of the Optionee's employment with or performance of services for the Company as a result of the death or permanent and total disability of an Optionee. An Optionee is permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve months; permanent and total disability shall be

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determined in accordance with Section 22(e)(3) of the Code and the regulations issued thereunder.

                (ii) In the event of the termination of an Optionee's employment with or performance of services for the Company by the Company without cause (other than as a result of death or permanent and total disability of the Optionee) or upon the Optionee's retirement, the Optionee's option shall be exercisable during the thirty-day post-termination period described in Paragraph 5.1(e)(i)(C) only to the extent that it was exercisable at the time of such termination of employment or performance of services. In the event of the termination of the Optionee's employment with or performance of services for the Company as a result of the permanent and total disability of an Optionee, the Optionee's option shall be exercisable during the twelve-month post-termination period referred to in Paragraph 5.1(e)(i)(D) only to the extent that it was exercisable at the time of such termination of employment or performance of services. In the event of the termination of the Optionee's employment with or performance of services for the Company as a result of the death of the Optionee, the Optionee's executor, administrator or any person or persons to whom his option may be transferred by will or by laws of descent and distribution shall have the right at any time during the twelve-month post-termination period referred to in Paragraph 5.1(e)(i)(D) to exercise such option, but only to the extent the Optionee was entitled to exercise such option at the time of such termination of employment or performance of services. Notwithstanding the foregoing, should the termination of the Optionee's employment with or performance of services for the Company as a result of death or permanent and total disability occur after the first anniversary of the date on which the Optionee was first employed or otherwise began to serve the Company, the option may be exercised for up to the greater of (A) 50% of all option shares (and such shares shall be deemed vested) or (B) the number of shares that had vested as of the date of such termination of employment with or performance of services for the Company.

                (iii) An employment relationship between the Company and the Optionee shall be deemed to exist during any period in which the Optionee is employed in any capacity by the Company or by any Subsidiary. Whether authorized leave of absence or absence on military or government service shall constitute termination of the employment relationship between the Company and the Optionee shall be determined by the Plan Administrator at the time thereof. For purposes of this Section 5.1(e), the term "cause" shall mean (A) any material breach by the Optionee of any agreement to which the Optionee and the Company are both parties, (B) any act (other than retirement) or omission to act by the Optionee which may have a material and adverse effect on the Company's business or on the Optionee's ability to perform services for the Company, including, without limitation, the commission of any crime (other than minor traffic violations), or (C) any material misconduct or material neglect of duties by the Optionee in connection with the business or affairs of the Company or any Subsidiary or affiliate of the Company.

            (f) RIGHTS OF OPTIONEES. No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until (i) the option shall have been exercised with respect to such shares pursuant to the terms thereof, and (ii) the Company shall have issued and delivered a certificate representing such shares. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

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      5.2.      CERTAIN OPTIONAL TERMS. The Plan Administrator may in its
discretion provide, upon the grant of any option hereunder, that the Company shall have an option to repurchase all or any number of shares purchased upon exercise of such option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Plan Administrator at the time the option for the shares subject to repurchase was granted. The Plan Administrator may also provide that the Company shall have a right of first refusal with respect to the transfer or proposed transfer of any shares purchased upon exercise of an option granted hereunder. In the event the Plan Administrator shall grant options subject to the Company's repurchase rights or rights of first refusal, the certificate or certificates representing the shares purchased pursuant to the exercise of such option shall carry a legend satisfactory to counsel for the Company referring to such rights.

SECTION 6.      METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

      6.1. NOTICE OF EXERCISE. Any option granted under the Plan may be exercised by the Optionee by delivering to the Company on any business day a written notice specifying the option being exercised and the number of shares of Common Stock the Optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed, accompanied by payment for such shares.

      6.2. MEANS OF PAYMENT AND DELIVERY. Common Stock purchased on exercise of an option must be paid for as follows: (a) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company, or (b) through the delivery of shares of Common Stock (which in the case of shares acquired from the Company upon exercise of an option, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, or (c) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (d) if so permitted by the instrument evidencing the option (or in the case of a Nonqualified Option, by the Plan Administrator on or after grant of the option), by delivery of a promissory note of the Optionee to the Company, payable on such terms as are specified by the Plan Administrator, or (e) by any combination of the permissible forms of payment; PROVIDED, that if the Common Stock delivered upon exercise of the option is an original issue of authorized Common Stock, at least so much of the exercise price as represents the par value of such Common Stock must be paid other than by the Optionee's promissory note or personal check. In the event that payment of the option price is made under (b) above, the Plan Administrator may provide that the Optionee be granted an additional option covering the numbers of shares surrendered, at an exercise price equal to the fair market value of a share of Common Stock on the date of surrender. For the purpose of this Section, the fair market value of the shares of Common Stock so delivered to the Company shall be determined in the manner specified in
Section 5.1(c) hereof. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee, at the address specified pursuant to Section 6.1.

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SECTION 7.      ADJUSTMENT UPON CHANGES IN CAPITALIZATION

      7.1 NO EFFECT OF OPTIONS UPON CERTAIN CORPORATE TRANSACTIONS. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      7.2. STOCK DIVIDENDS, RECAPITALIZATIONS, ETC. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then: (i) the number, class and per share price of shares of stock subject to outstanding options hereunder, and the number of shares as to which automatic formula grants of options are to be made under
Section 4.4 above, shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares that the owner of an equal number of outstanding shares of Common Stock would own as a result of the event requiring the adjustment; the number and class of shares with respect to which options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under the Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

      7.3. DETERMINATION OF ADJUSTMENTS. Adjustments under this Section 7 shall be determined by the Plan Administrator and such determinations shall be conclusive. The Plan Administrator shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

      7.4. NO ADJUSTMENT IN CERTAIN CASES. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

SECTION 8.      EFFECT OF CERTAIN TRANSACTIONS

      If the Company is a party to a reorganization or merger with one or more other corporations, whether or not the Company is the surviving or resulting corporation, or if the Company consolidates with or into one or more other corporations, or if the Company is

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liquidated or sells or otherwise disposes of substantially all of its assets to another corporation (each hereinafter referred to as a "Transaction"), in any such event while unexercised options remain outstanding under the Plan, then:
(i) subject to the provisions of clause (iii) below, after the effective date of such Transaction unexercised options shall remain outstanding and shall be exercisable in shares of Common Stock, or, if applicable, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of such Transaction; (ii) the Plan Administrator may accelerate the time for exercise of all unexercised and unexpired options to and after a date prior to the effective date of such Transaction; or (iii) any outstanding options may be cancelled by the Plan Administrator as of the effective date of such Transaction, provided that: (x) notice of such cancellation shall be given to each holder of an option; (y) the Plan Administrator shall have accelerated the time for exercise of all unexercised and unexpired options that it proposes to cancel; and (z) each holder of an option shall have the right to exercise such option in full.

SECTION 9.      AMENDMENT OR TERMINATION OF THE PLAN

      The Board may terminate the Plan at any time, and may amend the Plan at any time and from time to time, subject to the limitation that, except as provided in Sections 7 and 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations, at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, in any instance in which such amendment would: (i) increase the number of shares of Common Stock as to which options may be granted under the Plan; or (ii) modify the provisions of Section 4 hereof relating to eligibility to receive Incentive Options under the Plan.

      Except as provided in Sections 7 and 8 hereof, rights and obligations under any option granted before termination or amendment of the Plan shall not be altered or impaired by such termination or amendment except with the consent of the Optionee.

SECTION 10.     NON-EXCLUSIVITY OF THE PLAN; NON-UNIFORM DETERMINATIONS

      Neither the adoption of the Plan by the Board nor the approval of the Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

      The Plan Administrator's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive options under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Plan Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective option agreements, as to (i) the persons to receive options under the Plan, (ii) the terms and provisions of options, (iii) the exercise by the Plan Administrator of its discretion in respect of the exercise of options pursuant to the terms of the Plan, and (iv) the treatment of leaves of absence pursuant to Section 5.1(e) hereof.

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SECTION 11.     GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW; WITHHOLDING
                TAXES

      The obligation of the Company to sell and deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Plan Administrator. All shares sold under the Plan shall bear appropriate legends. The Company may, but shall in no event be obligated to, register or qualify any shares covered by options under applicable federal and state securities laws; and in the event that any shares are so registered or qualified the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. The Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

      Whenever under the Plan shares are to be delivered upon exercise of an option, the Company shall be entitled to require as a condition of delivery that the Optionee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. An employee may elect to have such tax withholding obligation satisfied, in whole or in part, by: (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to the exercise of a Nonqualified Option a number of shares with an aggregate fair market value (as defined in Section 5.1(c) hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such exercise; or (ii) transferring to the Company shares of Common Stock owned by the employee with an aggregate fair market value (as defined in Section 5.1(c) hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any employee who is subject to Section 16 of the Exchange Act, the following additional restrictions shall apply:

            (a) the election to satisfy tax withholding obligations relating to an option exercise in the manner permitted by Section 11(i) above shall be made either (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date or (2) at least six months prior to the date of exercise of the option;

            (b) such election shall be irrevocable;

            (c) such election shall be subject to the consent or approval of the Plan Administrator; and

            (d) the Common Stock withheld to satisfy tax withholding, if granted at the discretion of the Plan Administrator, must pertain to an option which has been held by the employee for at least six months from the date of grant of the option.

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


SECTION 12.     "LOCKUP" AGREEMENT

      The Plan Administrator may in its discretion specify upon granting an option that the Optionee shall agree, for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, upon request of the Company or the underwriter or underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such option, without the prior written consent of the Company or such underwriter or underwriters, as the case may be.

SECTION 13.     EFFECTIVE DATE AND DURATION OF PLAN

      The Plan shall become effective upon its adoption by the Board provided that the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of the Plan by the Board. No option may be granted under the Plan after the tenth anniversary of the effective date. The Plan shall terminate (i) when the total amount of the Stock with respect to which options may be granted shall have been issued upon the exercise of options or (ii) by action of the Board pursuant to Section 9 hereof, whichever shall first occur.



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